Exhibit 99.14

POWER OF ATTORNEY

I, John F. Barrett, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ John F. Barrett
John F. Barrett, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, Donald A. Bliss, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/20/2011	/s/ Donald A. Bliss
Donald A. Bliss, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, James N. Clark, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ James N. Clark
James N. Clark, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, Jo Ann Davidson, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ Jo Ann Davidson
Jo Ann Davidson, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, Eugene P. Ruehlmann, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ Eugene P. Ruehlmann
Eugene P. Ruehlmann, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, George V. Voinovich, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ George V. Voinovich
George V. Voinovich, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, George H. Walker, III, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ George H. Walker, III
George H. Walker, III, Director
Western-Southern Life Assurance Company

POWER OF ATTORNEY

I, Thomas L. Williams, the undersigned Director of Western-Southern Life Assurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Western-Southern Life Assurance Company:

•                  Western-Southern Life Assurance Company Separate Account 1 (Investment Company Act Registration Number 811-08420), Securities Act Registration Numbers:

•                  033-76582

•                  333-29705

•                  a new Securities Act registration statement for the Touchstone Advisor variable annuity (new registration number to be assigned upon filing in Separate Account I), the purpose of which is to support the consolidation of Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company (current reference for this registration statement is 033-79906 and 811-08550),

•                  Western-Southern Life Assurance Company Separate Account 2 (Investment Company Act Registration Number 811-08550), Securities Act Registration Number 033-79906

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	10/18/2011	/s/ Thomas L. Williams
Thomas L. Williams, Director
Western-Southern Life Assurance Company